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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 30, 1999
                                                   ------------------------

                                FirstQuote Inc.
                                ---------------
            (Exact name of registrant as specified in its charter)


          Delaware                 0-22351                   98-0162893
          --------                 -------                   ----------
(State or other jurisdiction   (Commission File            (IRS Employer
      of incorporation)            Number)               Identification No.)


      12, Av. des Morgines 1213 Petit-Lancy 1, Geneva Switzerland        N/A
      --------------------------------------------------------------------------
      (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:      011-4122-879-0879
                                                   -----------------------------

                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         On December 30, 1999, FirstQuote Inc. acquired all of the outstanding capital shares of Stockdata Amsterdam B.V., a limited liability company organized under the laws of The Netherlands and located in Amsterdam, The Netherlands. Stockdata is engaged in the distribution of real-time market data products to the Benelux region, primarily through the use of datacast technologies via cable networks.

         The acquisition was conducted pursuant to a Securities Purchase Agreement dated December 24, 1999 between FirstQuote, Stockdata and the stockholders of Stockdata. Pursuant to the agreement, the Stockdata stockholders transferred to FirstQuote all of the outstanding capital shares of Stockdata in consideration of FirstQuote's payment of up to US$3,750,000, payable as follows:
US$245,031 in cash; US$1,059,239 in the assignment of Stockdata receivables; and FirstQuote's issuance of 197,815 shares of Series D preferred stock and 148,451 shares of common stock, all such shares being valued at approximately US$7.06 per share. An additional 30,000 FirstQuote common shares are issuable to the sellers' subject to their satisfaction of certain post-closing conditions.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         Not applicable.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements.
              --------------------

               FirstQuote intends to file the required financial statements by way of an amendment to this Form 8-K on or before February 28, 2000

         (b)  Exhibits.
              --------

               Securities Purchase Agreement dated December 24, 1999 between FirstQuote, Stockdata Amsterdam B.V. and the stockholders of Stockdata

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Item 8.  Change in Fiscal Year.

         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not applicable.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FirstQuote Inc.
                                   (Registrant)

Date:  January 12, 2000            By: /s/ Neil Gibbons
                                      -----------------
                                      Neil Gibbons, President